EXHIBIT 99
                                                                      ----------


                         UNAUDITED FINANCIAL STATEMENTS

                       SPIRE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
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                                                                       October 31,     December 31,
                                                                           2002            2001
                                                                       ------------    ------------
                                                                        (Unaudited)
                                     ASSETS
Current assets
    Cash and cash equivalents                                          $  8,852,142    $  5,582,884
    Accounts receivable, trade:
        Amounts billed                                                     3,383769       3,422,525
        Retainage                                                            68,609          99,838
        Unbilled costs                                                      365,295         316,819
                                                                       ------------    ------------
                                                                          3,817,673       3,839,182
        Less allowance for doubtful accounts                                226,443         152,000
                                                                       ------------    ------------
            Net accounts receivable                                       3,591,230       3,687,182
                                                                       ------------    ------------

    Inventories                                                           2,124,232       1,224,451
    Prepaid expenses and other current assets                               279,998         333,145
                                                                       ------------    ------------
            Total current assets                                         14,847,602      10,827,662
                                                                       ------------    ------------

Property and equipment                                                   16,427,958      16,396,476
    Less accumulated depreciation and amortization                      (13,860,870)    (13,243,038)
                                                                       ------------    ------------
            Net property and equipment                                    2,567,088       3,153,438
                                                                       ------------    ------------

Patents (less accumulated amortization, $498,155 in
 2002 and $486,579 in 2001)                                                 359,358         234,813
Other assets                                                                595,444         598,732
                                                                       ------------    ------------
                                                                            954,802         833,545
                                                                       ------------    ------------
                                                                       $ 18,369,492    $ 14,814,645
                                                                       ============    ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable                                                   $  1,891,501    $  1,422,332
    Accrued liabilities                                                   1,536,152       1,304,299
    Notes payable                                                              --           875,000
    Advances on contracts in progress                                       787,012         466,513
                                                                       ------------    ------------
        Total current liabilities                                         4,214,665       4,068,144
                                                                       ------------    ------------

    Unearned purchase discount                                            1,478,102       1,478,102

Stockholders' equity
    Common stock, $.01 par value; shares authorized 20,000,000;
        issued 6,755,035 shares in 2002 and 6,732,660 shares in 2001         67,557          67,327
    Additional paid-in capital                                            9,022,421       8,976,483
    Retained earnings (deficit)                                           3,586,747         224,589
                                                                       ------------    ------------
        Total stockholders' equity                                       12,676,725       9,268,399
                                                                       ------------    ------------
                                                                       $ 18,369,492    $ 14,814,645
                                                                       ============    ============
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